Exhibit 10.17

CONSENT AND SECOND AMENDMENT TO

CREDIT AGREEMENT

This CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is effective as of August 8, 2008 by and among HARRY AND DAVID, an Oregon corporation (as successor by merger to Harry & David Operations Corp., a Delaware corporation) (“Borrower”), the Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in the Credit Agreement referenced below), the Lenders signatory hereto, UBS AG, STAMFORD BRANCH, as administrative collateral agent and as administrative agent (in its capacity as administrative agent, the “Administrative Agent”) for the Lenders, and GMAC Commercial Finance LLC, as collateral agent (the “Collateral Agent”) for the Secured Parties and Issuing Bank.

RECITALS

WHEREAS, Borrower, Guarantors, the Administrative Agent, the Collateral Agent, the other Agents and the Lenders entered into that certain Credit Agreement dated as of March 20, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that Administrative Agent and Lenders consent to Borrower’s acquisition (the “Transaction”) of the Acquired Assets (as defined in and pursuant to the terms and conditions set forth in the Asset Purchase Agreement by and between Harry and David and Cushman Fruit Company attached hereto as Exhibit A (together with any documents and agreements related thereto, the “Transaction Documents”); and

WHEREAS, Borrower has requested that Agents and the Lenders amend certain provisions of the Credit Agreement, all upon the terms and subject to the conditions as herein set forth;

NOW THEREFORE, in consideration of the foregoing recitals and mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agents, the Lenders signatory hereto, Borrower and the other Loan Parties agree as follows:

Section 1. Amendments. Subject to the satisfaction of the conditions to effectiveness as such in Section 3 herein, the Credit Agreement is hereby amended as follows:

(a) Section 11.04 is hereby amended by adding the following as a new subsection (h) thereto:

“(h) Notwithstanding any provision to the contrary, any Lender (an “Assigning Lender”) may assign to one or more of its Affiliates that is a special purpose funding vehicle (each, an “SPV”) all or any portion of its funded Loans (without the corresponding Commitment), without the consent of any Person or the payment of a fee, by execution of a written assignment agreement in a form agreed to by such Assigning Lender and such SPV, and may grant any such SPV the option, in such SPV’s sole discretion, to provide the Borrower all or any part of any Loans that such Assigning

Lender would otherwise be obligated to make pursuant to this Agreement. After notice to the Administrative Agent of such assignment as set forth below, such SPVs shall have all the rights which a Lender making or holding such Loans would have under this Agreement, but no obligations. The Assigning Lender shall remain liable for all its original obligations under this Agreement, including its Commitment (although such Commitment shall be reduced by the principal amount of any Loans held by an SPV). Notwithstanding such assignment, the Administrative Agent and Borrower may deliver notices to the Assigning Lender (as agent for the SPV) and not separately to the SPV unless the Administrative Agent and Borrower are requested in writing by the SPV (or its agent) to deliver such notices separately to it. The Borrower shall, at the request of any Assigning Lender, execute and deliver to such Person as such Assigning Lender may designate, a Note in the amount of such Assigning Lender’s original Note to evidence the Loans of such Assigning Lender and related SPV. The Assigning Lender shall provide the Administrative Agent with written notice of any such assignment promptly after the occurrence thereof.”

(b) Section 11.12 is hereby amended by adding the following provision at the end thereof:

“The confidentiality provisions contained in this Agreement shall not prohibit disclosures to any trustee, administrator, collateral manager, servicer, backup servicer, lender, rating agency or secured party of any SPV in connection with the evaluation, administration, servicing of, or the reporting on, the assets or securitization activities of such SPV (it being understood, however, that any such Persons to whom such disclosure is made will be informed of the confidential nature of any Information so disclosed and instructed to keep such Information confidential pursuant to the terms hereof).”

Section 2. Consent and Waiver. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 herein, the Administrative Agent and the Lenders whose signatures appear below consent to the consummation of the Transaction pursuant to and in accordance with the terms and conditions set forth in the Transaction Documents and in connection with such consent and solely with respect to the Transaction hereby waive (a) the condition set forth in clause (vii) of the definition of Permitted Acquisition in the Credit Agreement requiring delivery of an Officer’s Certificate at least ten (10) Business Days prior to the proposed date of such acquisition and (b) the condition set forth in clause (viii) of the definition of Permitted Acquisition in the Credit Agreement to the extent that the Acquisition Consideration paid for all Permitted Acquisitions since the Closing Date through the date of the consummation of the Transaction (including in connection with the Transaction) exceeds $30,000,000.

Section 3. Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) This Amendment shall have been executed and delivered by the Agents party hereto, the Lenders comprising the Required Lenders and each of the Loan Parties (and the Required Lenders so executing this Amendment hereby authorize and direct each of the Agents to so execute and deliver this Amendment).

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(b) The representations and warranties contained herein shall be true and correct in all respects, and, after giving effect to this Amendment, no Event of Default or Default shall exist on the date hereof.

(c) The Administrative Agent shall have received final copies of the Transaction Documents in form and substance satisfactory to Administrative Agent.

Section 4. Representations and Warranties of Loan Parties.

(a) The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Each of the representations and warranties of the Loan Parties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

(c) Neither the execution, delivery and performance of this Amendment by each Loan Party nor the consummation of the transactions contemplated hereby does or will contravene, result in a breach of, or violate (i) any provision of such Loan Party’s certificate or articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, in each case, applicable to any Loan Party or its assets, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Agents on or before the date hereof.

Section 5. Reference to and Effect upon the Credit Agreement.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed, including, without limitation each Guarantor’s guarantee set forth in Article VII of the Credit Agreement.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

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(c) Each Loan Party acknowledges and agrees that the execution and delivery by Agents party hereto and Required Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate any Agent or any Lender to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of any Agent or any Lender to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

(d) Each Loan Party affirms and acknowledges that this Amendment constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

Section 6. Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrower agrees to reimburse Agents for all reasonable out-of-pocket fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signatory is executing) the same with the same force and effect as if such facsimile signature page were an original thereof, and such party shall promptly follow its facsimile signature page by delivery of a hard copy original.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

HARRY AND DAVID

By:	/s/ James A. Bell
Name: James A. Bell Title: Senior Vice President, Finance

HARRY & DAVID HOLDINGS, INC.

By:	/s/ James A. Bell
Name: James A. Bell Title: Senior Vice President, Finance

BEAR CREEK ORCHARDS, INC.

By:	/s/ James A. Bell
Name: James A. Bell Title: Senior Vice President, Finance

BEAR CREEK OPERATIONS, INC.

By:	/s/ James A. Bell
Name: James A. Bell Title: Senior Vice President, Finance

[Signature Page to Consent and Second Amendment to Credit Agreement]

GMAC COMMERCIAL FINANCE LLC, as a Lender and Collateral Agent

By:	/s/ Joseph Skaferowsky
Name: Joseph Skaferowsky Title: Director

[Signature Page to Consent and Second Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH, as a Lender, Administrative Agent and Administrative Collateral Agent

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Director

UBS LOAN FINANCE LLC, as a Lender and Swingline Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Director

[Signature Page to Consent and Second Amendment to Credit Agreement]

LENDERS:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adam Gelfend
Name:	Adam Gelfend
Title:	Senior Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:	/s/ Virginia J. Pulverenti
Name:	Virginia J. Pulverenti
Title:	Senior Vice President

By:	/s/ Paul P. Neydavood
Name:	Paul P. Neydavood
Title:	Assistant Vice President

[Signature Page to Consent and Second Amendment to Credit Agreement]

EXHIBIT A

[ASSET PURCHASE AGREEMENT]

Exhibit A-1